Entergy
Third Quarter 2003
Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

C. John Wilder
Executive Vice President and Chief Financial Officer

October 23, 2003

Entergy

Safe Harbor and Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:
From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in law resulting from proposed federal energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

The following presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measure in our earnings release which is posted on our website at www.entergy.com/earnings.

Quarter Highlights

Operational Earnings Per Share
3Q02 vs. 3Q03


5%
$1.50
$1.57
3Q02
3Q03

Net Margin – Operational
12 Months Ended; %


9%
9.9
10.8
3Q02
3Q03

ROIC – Operational
12 Months Ended; %


9%
7.1
7.7
3Q02
3Q03

ROE – Operational
12 Months Ended; %


8%
10.8
11.7
3Q02
3Q03

Net Debt to Net Capital
12 Months Ended; %


5%
48.9
46.6
3Q02
3Q03

As-Reported and Operational Earnings



Earnings Per Share
3Q02 vs. 3Q03
1.59
1.50
1.57
1.57
3Q02
3Q03

Special Items (3Q02)

ECS	$0.09
Gain on the sale of two development projects in Spain	

Special Items (3Q03)

None

As-Reported
Operational

Lower Nuclear Results Offset By Increased Utility and Trading Earnings

Operational Earnings Per Share
3Q02 vs. 3Q03



$1.50
$0.13
$0.32
$1.07
($0.02)
3Q02
$1.57
$0.16
$0.25
$1.17
($0.01)
3Q03
ECS
Nuclear
Utility
Parent

Key Earnings Drivers
3Q02 vs. 3Q03

Utility

- Increased revenues due to EMI and ENOI rate increases
- Near normal weather

Nuclear

- Lower revenues from NY plants shutdown by Northeast blackout
- Higher refueling outage amortization expense

Energy Commodity Services

- Increased optimization and point-of-view trading profits
- Lower pipeline throughput and increased production costs

Parent

- Higher interest expense offset by lower corporate expense

Utility Quarterly Operational Performance Measures

Operational Earnings Per Share
3Q02 vs. 3Q03


9%
1.07
1.17
3Q02
3Q03

3rd Quarter Highlights - Utility

Retail Sales
GWh


29.9
29.0
3Q02
3Q03

Retail sales decreased by 3% due to loss of low margin industrial customers to cogeneration

Weather Impact
$/Share


3Q02
3Q03
(0.01)
(0.04)

Weather impact was less negative than last year

O&M Expense
$/MWh


14.01
17.66
3Q02
3Q03

Total O&M expense was flat; O&M $/MWh rose due to lower generation

Utility Sales Trends



Retail Sales by Customer Class, Adjusted for Cogen Losses
3Q02 vs. 3Q03; GWh
0.2%
Cogen losses
29.9
29.8
10.8
10.0
8.2
8.3
10.8
10.8
3Q02
3Q03
Retail Sales by Customer Class
YTD02 vs. YTD03; GWh
1.4%
77.3
+1.9%
+1.6%
+1.2%
-7.4%
76.2
30.8
21.2
25.3
28.9
21.6
25.8
YTD02
Residential Growth
Com'l & Gov't Growth
Normal Industrial Growth
Industrial loss due to cogen
YTD03
Residential
Commercial & Governmental
Industrial

Entergy Nuclear Quarterly Operational Performance Measures

Operational Earnings Per Share
2Q02 vs. 2Q03


22%
0.32
0.25
3Q02
3Q03

3rd Quarter Highlights - Nuclear

Total Generation
GWh


8,152
8,246
3Q02
3Q03

Output increased 1% due to uprates and addition of VY offset by outages due to blackout

Realized Price
$/MWh


42.59
40.67
3Q02
3Q03

Realized price decreased 5% due primarily to lower contract pricing at VY

Production Cost
$/MWh


19.82
20.03
3Q02
3Q03

Production cost rose due to increased refueling outage amortization expense

Energy Commodity Services Quarterly Operational Performance Measures

3rd Quarter Highlights - Pipeline

Operational Earnings Per Share
3Q02 vs. 3Q03


23%
0.13
0.16
3Q02
3Q03

Throughput
Bcf/day


2.27
1.84
3Q02
3Q03

Throughput declined due to the lower gas demand and increased switching to fuel-oil

Production Cost
$/mmbtu


$0.096
$0.171
3Q02
3Q03

Production cost increased due to throughput decline and incremental legal expenses

Energy Commodity Services Quarterly Operational Performance Measures

3rd Quarter Highlights – Entergy-Koch Trading

Trading Volatility
Gas and Power; %



58
57
39
34
3Q02
3Q03
Gas
Power

Volumes Traded
Bcf/d (gas); TWh (power)



6.7
95
5.8
105
3Q02
3Q03
Gas
Power

Average DE@R
$M



6%
11.4
12.1
3Q02
3Q03

Earnings / Average DE@R
times



43%
2.3
3.3
3Q02
3Q03

Entergy-Koch, LP
Cash Flow and Dividends

Adjusted Operating Cash Flow vs. Earnings Contribution to Entergy
1Q01* – 3Q03; $B



0.8
0.6
0.4
0.2
0.0
-0.2
Entergy-Koch, LP's OCF minus Net Working Capital Changes
Entergy's Earnings Contribution from Entergy-Koch, LP
1Q01
3Q01
1Q02
3Q02
1Q03
3Q03

Net Debt/Net Capital
%



23
10
3Q02
3Q03

Net Interest Coverage
# of times



11
17
3Q02
3Q03

** from inception (Feb. 1, 2001)*

Operating Cash Flow Drivers

Operating Cash Flow
3Q02 vs. 3Q03; $M



867
138
736
(7)
651
125
571
(45)
3Q02
3Q03
Nuclear
Utility, Parent & Other
ECS

2003-2004 Operating Cash Flow Forecast
$B



1.2
0.1
0.4
0.2
1.9
2.0
1st 9 mos. 2003
Earnings
Deprec./ Defer. Fuel Recovery
Working Capital
2003E
2004E
4Q03

2003 Earnings Guidance Tightened to Upper End of Range

Operational Earnings Per Share
Guidance at 2Q03 vs. New Guidance



$4.05 - $4.25*
$0.70 - $0.75
$0.85 - $0.90
$2.70 - $2.75
($0.20 - $0.15)
Guidance in 2Q03 Release
$4.15 - $4.25**
$0.79 - $0.82
$0.80 - $0.83
$2.76 - $2.78
($0.20 - $0.18)
Updated 2003 Guidance
ECS
YTD = $0.78
Nuclear
YTD = $0.61
Utility
YTD = $2.56
Parent
YTD = ($0.08)

Revised Guidance Assumptions

Utility

- Lower than expected O&M expense

Nuclear

- Reduced revenue due to outages caused by Northeast blackout

Energy Commodity Services

- Increased income from commodity trading
- Higher earnings due to 3Q disproportionate sharing

Parent

- Tightened range reflecting higher interest expense

** includes disproportionate sharing from EK realized in 1st half of 2003*
*** assumes 50/50 sharing of EK earnings in 4th quarter*

2004 Earnings Guidance Affirmed



Operational Earnings Per Share
2003 vs. 2004
YTD 2003 Disproportionate Sharing
$4.20*
$4.10 - $4.30
$0.34
$0.46
$0.82
$2.58
$0.25 - $0.35
$1.10 - $1.15
$2.75 - $2.85
ECS
Nuclear
Utility, Parent & Other
2003 Guidance Midpoint
2004 Guidance

* *includes disproportionate sharing from EK realized in 1st nine months of 2003*

2004 Guidance Assumptions

Utility, Parent & Other

- Increased revenue from sales growth, no cogen losses, and full year impact of ENOI rate action
- Decreased O&M expense from productivity improvements
- Lower interest costs offset by higher depreciation and other expenses

Nuclear

- Increased revenue from higher contract pricing and no blackout
- Increased revenue from 46 MWhs added by uprates
- Decreased O&M expense from productivity improvements

Energy Commodity Services

- Reduced earnings due to end of disproportionate sharing
- Increased losses from non-nuclear wholesale assets

Q&A Session

Entergy